                       REAL ESTATE PURCHASE AND SALE AGREEMENT


      This Real Estate Purchase and Sale Agreement (the "Agreement") is made by and between METROPOLITAN PARK DISTRICT OF TACOMA, a municipal corporation ("Seller") and WAHL & ASSOCIATES, INC., a Washington corporation ("Buyer") for the purchase and sale of that certain real property situated in Pierce County, Washington, and described on EXHIBIT "A" attached hereto and incorporated herein by reference and all rights appurtenant thereto (the "Property"), and is effective as of the date specified on the last page.

      1. PURCHASE PRICE; PAYMENT. The total purchase price for the Property is Three Million Two Hundred Thousand Dollars (U.S. $3,200,000.00) which amount including the Deposit shall be paid as follows:

             1.1 Except as otherwise provided in this Agreement, as partial payment of the purchase price, Buyer shall convey to Seller approximately 21.66 acres of forested land located in the City of Tacoma, commonly known as Black Oaks Hill, and described on EXHIBIT "B" attached hereto and incorporated herein by reference and all rights appurtenant thereto (the "Trade Property"). The parties agree that the value of the Trade Property shall be One Million Two Hundred Thousand Dollars (U.S. $1,200,000.00).

             1.2 The balance of the purchase price shall be paid in cash at closing.

      2. SELLER DUE DILIGENCE. Seller shall have until July 31, 1996 in which to determine whether the Trade Property is satisfactory for Seller's proposed use, in Seller's sole and absolute discretion (the "Evaluation Period"). Seller, its agents and consultants shall have the right to come upon the Trade Property and conduct soils tests, environmental assessments, title surveys and such other tests and studies as it deems necessary to conduct its due diligence. If Seller does not acquire the Trade Property, Seller shall, at Buyer's election, repair or compensate Buyer for any physical damage done to the Trade Property as a result of such tests and inspections.

      On or before the end of the Evaluation Period, Seller agrees to notify Buyer in writing whether the Trade Property is satisfactory. If Seller notifies Buyer that the Trade Property is satisfactory, Seller shall be obligated to accept the Trade Property as partial payment of the purchase price except as otherwise provided in this Agreement. If Seller determines, in its sole and absolute discretion, that the Trade Property is unsatisfactory in any respect and that Seller does not desire to obtain the Trade Property, Buyer shall pay the entire purchase price for the Property in cash. Seller's failure to notify Buyer at the end of the Evaluation Period of its rejection of the Trade Property shall be deemed an acceptance of the Trade Property as satisfactory.

      3. BUYER DUE DILIGENCE. Buyer shall have until July 31, 1996 in which to determine whether the Property is satisfactory for Buyer's proposed use, in Buyer's sole and absolute


PURCHASE AND SALE AGREEMENT - 1
discretion (the "Evaluation Period"). Buyer, its agents and consultants shall have the right to come upon the Property and conduct soils tests, environmental assessments, title surveys and such other tests and studies as it deems necessary to conduct its due diligence. If Buyer does not purchase the Property, Buyer shall, at Seller's election, repair or compensate Seller for any physical damage done to the Property as a result of such tests and inspections.

      On or before the end of the Evaluation Period, Buyer agrees to notify Seller in writing whether the Property is satisfactory. If Buyer notifies Seller that the Property is satisfactory, Buyer shall pay Seller the Deposit described in Section 4 below and this Agreement shall remain in full force and effect. If Buyer determines, in its sole and absolute discretion, that the Property is unsatisfactory in any respect, Buyer may terminate this Agreement and the parties shall be released from any further obligations, duties or liabilities hereunder (other than Buyer's duty to restore or compensate Seller for any physical damage to the Property). Buyer's failure to notify Seller at the end of the Evaluation Period of its rejection of the Property shall be deemed an acceptance of the Property as satisfactory.

      4. EARNEST MONEY DEPOSIT. Buyer agrees to deposit One Hundred Sixty Thousand Dollars (U.S. $160,000.00) as an earnest money deposit (the "Deposit"), payable to Closing Agent, and shall deliver the Deposit to Closing Agent within five (5) days after Buyer notifies Seller that the Property is satisfactory as provided in Section 3 above, and the Deposit shall be held in escrow and applied or disposed of by Closing Agent as provided herein.

      5. PERMITS AND APPROVALS. This Agreement and Buyer's obligations, duties and liabilities hereunder are subject to the condition that Buyer is able to obtain all land use, rezoning, permits and other approvals (the "Approvals") from the City of Tacoma and all other applicable governmental authorities (and there are no appeals of any Approvals and the time periods in which such appeals are required to be filed have expired) which are necessary in Buyer's sole and absolute discretion for Buyer to develop and construct its planned standard Eagle Hardware & Garden store building, greenhouse and garden yard, parking area and other improvements and to open and operate its business on the Property and on certain contiguous property that Buyer has contracted to purchase from an adjacent owner subject to the usual conditions of purchase, no later than April 1, 1997 (the "Contingency Date"). If all Approvals are not obtained or if any such appeals have not been finally extinguished or if all rights to appeal have not expired on or before the Contingency Date, Buyer may, at its election, terminate this Agreement by giving written notice (the "Termination Notice") thereof to Seller. In the event this Agreement is so terminated by Buyer, the Deposit shall be returned to Buyer, and neither party shall have any further obligations, duties or liabilities to the other. If Buyer has not given the Termination Notice by the Contingency Date but still desires to pursue its Approvals, Buyer shall have three (3) consecutive sixty (60) day extensions to continue to try and obtain its Approvals, provided that Buyer is diligently pursuing such Approvals.

      In the event a judicial appeal of the Approvals is pending at the expiration of the three sixty (60) day extensions, Buyer shall have the right to extend this Agreement in thirty (30) day increments for a maximum of three hundred and sixty (360) days. To exercise each thirty (30)


PURCHASE AND SALE AGREEMENT - 2
day extension, Buyer must deliver to Seller twelve thousand five hundred dollars ($12,500) on or before the first day of each thirty (30) day extension if Seller is accepting the Trade Property or twenty thousand dollars ($20,000) on or before the first day of each thirty (30) day extension if Seller is not accepting the Trade Property. If, after all of the extensions provided herein have been exhausted and the sale has not closed, either party may terminate this Agreement upon ten (10) days written notice.

      6.     CLOSING.

             6.1 TIME FOR CLOSING. This sale shall be closed in the office of First American Title Insurance Company ("Closing Agent") within thirty (30) days after all of Buyer's conditions have been satisfied or waived by Buyer. Buyer and Seller shall deposit in escrow with Closing Agent all instruments, documents and monies necessary to complete the sale in accordance with this Agreement. Any dispute concerning the form of any of the documents shall be determined by arbitration in accordance with the laws of the state of Washington, with the Closing Agent designating the arbitrator. As used herein, "closing" or "date of closing" means the date on which all appropriate documents are recorded and proceeds of sale are available for disbursement to Seller. Funds held in reserve accounts pursuant to escrow instructions shall be deemed, for purposes of this definition, as available for disbursement to Seller.

             6.2 PRORATIONS; CLOSING COSTS. Seller represents that there are no items to be pro-rated. Buyer shall pay the premium for a title insurance policy on the Property, the real estate excise tax on the Property, the cost of recording the deed to the Property, and one-half (1/2) of Closing Agent's escrow fee plus any amount thereof in excess of Two Thousand Dollars (U.S. $2,000.00). Seller shall pay the premium for any title insurance policy it may wish to obtain on the Trade Property, any real estate excise tax on the Trade Property, the cost of recording the deed to the Trade Property and one-half (1/2) of Closing Agent's escrow fee, but shall not be required to contribute more than One Thousand Dollars (U.S. $1,000.00) to such escrow fee.

             6.3 POSSESSION. Buyer shall be entitled to possession of the Property and Seller shall be entitled to possession of the Trade Property upon closing.

      7.     CONVEYANCE OF TITLE.

             7.1 Upon closing, Seller shall execute and deliver to Buyer a statutory warranty deed conveying good and marketable title to the Property free and clear of any defects or encumbrances except for the lien of real estate taxes for the current calendar year not yet due and payable and those defects or encumbrances identified on EXHIBIT "C" (the "Permitted Exceptions").

             7.2 Upon closing, Buyer shall execute and deliver to Seller a statutory warranty deed conveying good and marketable title to the Trade Property free and clear of any defects or encumbrances, except for the lien of real estate taxes for the current calendar year not yet due and payable and those defects or encumbrances identified on EXHIBIT "D".


PURCHASE AND SALE AGREEMENT - 3

      8.     RISK OF LOSS; CONDEMNATION.

             8.1 Risk of loss of or damage to the Property shall be borne by Seller until the date of closing. Thereafter, Buyer shall bear the risk of loss. In the event of material loss of or damage to the Property prior to the date upon which Buyer assumes the risk, Seller shall not be obligated to restore the Property nor pay damages to Buyer by reason of such loss or damage, and Buyer may terminate this Agreement by giving notice of such termination to Seller and Closing Agent, and such termination shall be effective and the Deposit shall be refunded ten (10) days thereafter; provided, however, that such termination shall not be effective if Seller agrees in writing within such ten
(10) day period to restore the Property substantially to its present condition by the closing date; and provided further that Buyer may elect to purchase the Property in the condition existing on the date of the closing and on closing Seller shall assign to Buyer the proceeds of any policy of insurance carried by or for the benefit of Seller covering any loss or damage to the Property occurring after the date hereof and prior to the closing date. If the loss or damage is covered by an insurance policy, Seller will submit an insurance claim and use its best efforts to obtain insurance proceeds. Seller will pay to Buyer, outside of escrow, the entire amount of insurance proceeds received from such claim.

             If the Property is or becomes the subject of a condemnation or other legal or administrative proceeding relating to the sale of the Property prior to closing, Buyer may defer closing or, at its option, at any time thereafter may terminate this Agreement by giving notice of such termination to Seller, and upon such termination the Deposit shall be returned to Buyer and this Agreement shall be of no further force or effect; provided, however, that Buyer may elect to purchase the Property, in which case the total purchase price shall be reduced by the total of any condemnation award received by Seller. On closing, Seller shall assign to Buyer all Seller's rights in and to any future condemnation awards or other proceeds payable or to become payable by reason of any taking. Seller agrees to notify Buyer of eminent domain or other legal or administrative proceedings within five (5) days after Seller learns thereof.

             8.2 Risk of loss of or damage to the Trade Property shall be borne by Buyer until the date of closing. Thereafter, Seller shall bear the risk of loss. In the event of material loss of or damage to the Trade Property prior to the date upon which Seller assumes the risk, Buyer shall not be obligated to restore the Trade Property nor pay damages to Seller by reason of such loss or damage, and Seller may elect to receive all cash at Closing by giving notice to Buyer and Closing Agent; provided, however, that such election shall not be effective if Buyer agrees in writing within such ten (10) day period to restore the Trade Property substantially to its present condition by the closing date; and provided further that Seller may elect to purchase the Trade Property in the condition existing on the date of the closing and on closing Buyer shall assign to Seller the proceeds of any policy of insurance carried by or for the benefit of Buyer covering any loss or damage to the Trade Property occurring after the date hereof and prior to the closing date. If the loss or damage is covered by an insurance policy, Buyer will submit an insurance claim and use its best efforts to obtain insurance proceeds. Buyer will pay to Seller, outside of escrow, the entire amount of insurance proceeds received from such claim.


PURCHASE AND SALE AGREEMENT - 4

      If the Trade Property is or becomes the subject of a condemnation or other legal or administrative proceeding prior to closing or for reasons beyond the control of Buyer the Trade Property cannot be conveyed to Seller at closing, Seller may defer closing or, at its option, at any time thereafter may (1) elect to receive all cash at closing or (2) terminate this Agreement by giving notice of such termination to Buyer, and upon such termination the Deposit shall be returned to Buyer and this Agreement shall be of no further force or effect; provided, however, that Seller may elect to accept the Trade Property, in which case the total purchase price shall be increased by the total of any condemnation award received by Buyer. On closing, Buyer shall assign to Seller all Buyer's rights in and to any future condemnation awards or other proceeds payable or to become payable by reason of any taking relating to the Trade Property. Buyer agrees to notify Seller of eminent domain or other legal or administrative proceedings within five (5) days after Buyer learns thereof.

      9.     SELLER'S REPRESENTATIONS AND WARRANTIES.

             9.1 In addition to other representations herein, Seller represents and warrants to Buyer as of the date of closing as follows:

                    9.1.1 Seller, and the person signing on behalf of Seller, has full power and authority to execute this Agreement and perform Seller's obligations hereunder and all necessary municipal action to authorize this transaction has been taken;

                    9.1.2 The Property is not subject to any leases, tenancies or rights of persons in possession;

                    9.1.3 Seller has good and marketable title to the Property;

                    9.1.4 All persons and corporations supplying labor, materials and equipment to the Property have been paid and there are no claims or liens;

                    9.1.5   Seller is not a "foreign person" for purposes of
Section 1445 of the Internal Revenue Code. Prior to closing, Seller shall execute and deliver to Closing Agent an affidavit in order to meet the Foreign Investment in Real Property Tax Act ("FIRPTA") requirement of I.R.C. #1445; and

             9.2 Seller has leased the Property to a private business for the last twenty years or more. The lessee conducted activities on the Property which may be considered inconsistent with the Buyer's proposed use, including the construction, maintenance and operation of a golf driving range and golf course. However, Seller represents to the best of its knowledge and without investigation as follows:

                    9.2.1 There is no known violation of any applicable statute, ordinance or regulation, nor any order of any court or other governmental authority or agency, pertaining to the use, occupancy or condition of the Property;


PURCHASE AND SALE AGREEMENT - 5

                    9.2.2 Seller is unaware of any material defect in the Property;

                    9.2.3 There are no currently due and payable assessments for public improvements against the Property and Seller is not aware of any local improvement district or other taxing authority having jurisdiction over the Property in the process of formation;

                    9.2.4 One parcel included in the Property has legal access to Mullen Street;

                    9.2.5 Seller has not received notification of any kind from any agency suggesting that the Property is or may be targeted for a Superfund cleanup. To the best of Seller's knowledge, neither the Property nor any portion thereof is or has been used as a landfill, waste storage or disposal site or for the storage or disposal of any chemicals, petroleum or oil products or hazardous or dangerous wastes or substances and there are no underground storage tanks located on, in or about the Property.

      10.    BUYER'S REPRESENTATIONS AND WARRANTIES.

             10.1 In addition to other representations herein, Buyer represents and Warrants to Seller as of the date of closing as follows:

                    10.1.1 Buyer, and the person signing on behalf of Buyer, has full power and authority to execute this Agreement and perform Buyer's obligations hereunder and all necessary corporate action to authorize this transaction has been taken;

                    10.1.2 The Trade Property is not subject to any leases, tenancies or rights of persons in possession;

                    10.1.3 Buyer has good and marketable title to the Trade Property;

                    10.1.4 All persons and corporations supplying labor, materials and equipment to the Trade Property have been paid and there are no claims or liens;

                    10.1.5  Buyer is not a "foreign person" for purposes of
Section 1445 of the Internal Revenue Code. Prior to closing, Seller shall execute and deliver to Closing Agent an affidavit in order to meet the Foreign Investment in Real Property Tax Act ("FIRPTA") requirement of I.R.C. #1445; and

             10.2 Buyer represents and Seller acknowledges that Buyer does not presently own the Trade Property and will only be acquiring it to reconvey to Seller as partial payment of the purchase price. However, Buyer represents to the best of its knowledge and without investigation as follows:


PURCHASE AND SALE AGREEMENT - 6

                    10.2.1 There is no known violation of any applicable statute, ordinance or regulation, nor any order of any court or other governmental authority or agency, pertaining to the use, occupancy or condition of the Trade Property;

                    10.2.2 Buyer is unaware of any material defect in the Trade Property;

                    10.2.3 There are no currently due and payable assessments for public improvements against the Trade Property and Buyer is not aware of any local improvement district or other taxing authority having jurisdiction over the Trade Property in the process of formation;

                    10.2.4 Buyer has not received notification of any kind from any agency suggesting that the Trade Property is or may be targeted for a Superfund cleanup. To the best of Buyer's knowledge, neither the Trade Property nor any portion thereof is or has been used as a landfill, waste storage or disposal site or for the storage or disposal of any chemicals, petroleum or oil products or hazardous or dangerous wastes or substances and there are no underground storage tanks located on, in or about the Trade Property.

                    10.3 Buyer shall, prior to closing, use its best efforts to remove any tires located on the Trade Property.

      11.    DEFAULT.

             11.1   Time is of the essence of this Agreement.

             11.2 If Seller defaults hereunder, Buyer may seek specific performance of this Agreement or termination and Buyer shall be entitled to return of the Deposit on demand. However, Buyer shall not be entitled to damages resulting from Seller's default.

             11.3 If Buyer defaults, the Deposit shall be forfeited on demand by Seller as liquidated damages and as Seller's sole and exclusive remedy and upon payment thereof to Seller, Buyer shall have no further obligations, duties or liabilities hereunder.

             11.4 In any suit, action or appeal therefrom to enforce this Agreement or any term or provision hereof or to interpret this Agreement, the prevailing party shall be entitled to recover its costs incurred therein, including reasonable attorney's fees. Venue for such action shall be Pierce County, Washington.

      12. NOTICES. All notices, waivers, elections, approvals and demands required or permitted to be given hereunder shall be in writing and shall be personally delivered or sent by United States certified mail, return receipt requested to the addressee's mailing address set forth below and, in the case of Buyer, a copy to William N. Moloney, 5711 N.E. Tolo Road, Bainbridge Island, Washington 98110, and, in the case of Seller, a copy to Mark R. Roberts, Davies Pearson, P.C., P.O. Box 1657, Tacoma, Washington 98401. Either party hereby may, by


PURCHASE AND SALE AGREEMENT - 7
proper notice to the other, designate any other address for the giving of notice. Any notice shall be effective when personally delivered or, if mailed as provided herein, on the date of actual receipt or refused delivery.

      13. ASSIGNMENT. Buyer may assign its rights hereunder to any person or entity but any such assignment shall not release Buyer from its obligations hereunder.

      14. GENERAL. This is the entire agreement of Buyer and Seller with respect to the matters covered hereby and supersedes all prior agreements between them, written or oral. This Agreement may be amended or modified only in writing, signed by Buyer and Seller. Any waivers hereunder must be in writing. No waiver of any right or remedy in the event of default hereunder shall constitute a waiver of such right or remedy in the event of any subsequent default. This Agreement shall be governed by the laws of the state of Washington. This Agreement is for the benefit only of the parties hereto and shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties hereto. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

      15. SURVIVAL OF WARRANTIES. The terms, covenants, representations and warranties shall not merge in the deeds of conveyance, but shall survive closing.

      16. COMMISSIONS. Buyer and Seller acknowledge that Wahl & Associates, Inc. has acted as broker for Buyer in this transaction. Each party represents to the other that it has engaged no other broker in connection with the negotiations leading to this Agreement and each shall indemnify and hold the other harmless from any such claims. Buyer shall be solely responsible for the payment of any commissions to Wahl & Associates, Inc.

      Buyer and Seller have executed this Agreement as of the dates set forth below.

SELLER:                                BUYER:
METROPOLITAN PARK DISTRICT             WAHL & ASSOCIATES, INC.
OF TACOMA



By /s/ Neil A. Ofsthun                 By /s/ Arthur L. Wahl
   --------------------------------       -----------------------------------
   NEIL A. OFSTHUN                     Typed name: ARTHUR L. WAHL
                                                   --------------------------
Its Executive Director                 Its PRESIDENT
                                           ----------------------------------
Date of Execution: 4-1-96              Date of Execution: 4-10-96
                   ----------------                       -------------------

Address:                               Address:
4702 South 19th Street                 c/o Eagle Hardware & Garden, Inc.
Tacoma, Washington 98405               981 Powell Avenue S.W.
                                       Renton, Washington 98055


PURCHASE AND SALE AGREEMENT - 8

                                                                Order No. 381754
                                D-E-S-C-R-I-P-T-I-0-N

PARCEL "A":
The South half of the Southwest quarter of the Northwest quarter of Section 12, Township 20 North, Range 2 East of the Willamette Meridian, in Pierce County, Washington.
      EXCEPT that portion thereof conveyed to the City of Tacoma, a municipal corporation, by deed recorded September 15, 1972 under Auditor's No. 2464956;
      ALSO EXCEPT that portion thereof conveyed to the Town of Fircrest, a municipal corporation, by deed recorded June 1, 1951 under Auditor's No. 1595790;
      ALSO EXCEPT the following described tract of land:
Beginning at the Northeast corner of the North half of the Southeast quarter of the Southwest quarter of the Northwest quarter of Section 12, Township 20 North, Range 2 East of the Willamette Meridian; thence West 420.10 feet; thence Southerly to a point on the South line of said Subdivision 437 feet West of the Southeast corner; thence North to the point of beginning.
ALSO EXCEPT Bantz Boulevard;
EXCEPT that portion thereof conveyed to the State of Washington for SR16 by deed recorded March 19, 1973 under Auditor's No. 2490999.

PARCEL "B":
Beginning at the Northwest corner of the Northeast quarter of the Southwest quarter of Section 12, Township 20 North, Range 2 East of the Willamette Meridian; thence South along the West line of said Subdivision 285.37 feet; thence East on an angle of 90 DEG., a distance of 80.64 feet to an arc of curve to the left, a radius of 987.39 feet; thence Easterly along said curve to intersect a line drawn parallel to and 207.09 feet East of the West line of said Subdivision; thence on said line North 277.51 feet to the North line of said Subdivision; thence West on said North line 207.09 feet to the true point of beginning, in Pierce County, Washington.

Schedule B - Section 2 (continued)                              Order No. 381754
Special Exceptions


1.


2.


3. Liability, if any, for pro-rata portion of 1996 taxes which are carried on the Pierce County Tax Rolls as exempt.
      (as to Parcels "A" and "B")


4.


5. Investigation should be made in the office of the City of Tacoma, Department of Public Works, to determine if there are any "connection" or "tap" charges or in lieu of assessment fees in accordance with Statute, City Charter or by instrument recorded NOVEMBER 1, 1978 under Auditor's No. 2864651.

6.    Assessment by the City of:            TACOMA
      Original Amount:                      $22,308.00 PLUS INTEREST AT 6.5%
      Original Number of Installments:      10
      Number of Installments Paid:          4
      Number of Installments Delinquent:    NONE
      Local Improvement District No.:       3882
      Filing Date:                          APRIL 12, 1991
      Next Payment Due:                     APRIL 12, 1996
      Improvement:                          SANITARY SEWER
      Account No.:                          0220122004

      Call 591-5832 for current payoff figures.

Schedule B - Section 2 (continued)                              Order No. 381754
Special Exceptions

7.    Assessment by the City of:            TACOMA
      Original Amount:                      $33,678.90 plus interest at 6.5%
      Original Number of Installments:      10
      Number of Installments Paid:          4
      Number of Installments Delinquent:    NONE
      Local Improvement District No.:       3882
      Filing Date:                          APRIL 12, 1991
      Next Payment Due:                     APRIL 12, 1996
      Improvement:                          SANITARY SEWER
      Account No.:                          0220122002

      Call 591-5832 for current payoff figures.

8. Matters of extended owner/purchaser coverage which are dependent upon AN INSPECTION AND AN ALTA SURVEY of the property for determination of insurability.

      Please submit a copy of the ALTA Survey at your earliest convenience for review. Our inspection will be held pending our review of the ALTA survey and the results of said inspection will be furnished by supplemental report.

9. Unrecorded leaseholds, if any, rights of vendors and security agreement on personal property and rights of tenants, and secured parties to remove trade fixtures at the expiration of the term.

10. According to the application for title insurance, title is to vest in persons not yet revealed and when so vested will then be subject to matters disclosed by a search of the records against their names.

11.   Transmission line right of way per Superior Court Case No. 81978.

12. Access restrictions concerning Bantz Boulevard per Superior Court Case No. 115038.

13. Condemnation in Pierce County Superior Court by the State of Washington of the rights of access to State highway and of light, view and air.
      Decree Entered:       JUNE 4, 1975
      Cause No.:            206667

14.   Easement and the conditions contained therein.
      Recorded:             FEBRUARY 9, 1940
      Auditor's No.:        1256235
      In favor of:          CITY OF TACOMA
      For:     ELECTRIC TRANSMISSION AND POWER LINE
      Affects:              a portion of Parcel "A"

                                                              ORDER NO. 96-08680

                                     "EXHIBIT A"
PARCEL A:

The South 260 feet of the following described property:

Beginning at the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of
Section 30, Township 20 North, Range 3 East, W.M.;
thence South along the centerline of Section 30, 665 feet;
thence West 474 feet;
thence North 665 feet parallel with the said centerline of said section to the South line of Squire's Subdivision, as per plat recorded in Volume 2 of Plats, page 107, records of Pierce County Auditor;
thence East 474 feet to place of beginning;
EXCEPT the East 30 feet for street purposes;

TOGETHER WITH the South 977.36 feet of the following described property:

Beginning at a point on the South line of Section 30, Township 20 North, Range 3 East of the W.M. 474.2 feet West of Southeast corner of Southwest 1/4 of said
Section 30;
thence North parallel with centerline of Section 30, 1,313.1 feet to the South line of Squire's Subdivision, as per plat recorded in Volume 2 of Plats, page 107, records of Pierce County Auditor;
thence West along South line of Squire's Subdivision, 320 feet;
thence South 1,313.1 feet, more or less, to South line of said section;
thence East 320 feet to the place of beginning;

Situate in the City of Tacoma, County of Pierce, State of Washington.


PARCEL B:

That portion of the following described tract of land lying Southeasterly of the Southeasterly line of the right of way, granted to Tacoma Light and Water Company by instrument recorded July 26, 1884 in Volume 17 of Deeds, page 221:

Beginning at a point on the South line of Section 30, Township 20 North, Range 3 East, W.M., 474.2 feet West of Southeast corner of Southwest 1/4 of said Section 30;
thence North parallel with centerline of Section 30, 1,313.1 feet to South line of Squire's Subdivision, as per plat recorded in Volume 2 of Plats, page 107, records of Pierce County Auditor;
thence West along South line of Squire's Subdivision 320 feet;
thence South 1,313.1 feet, more or less, to South line of said section;
thence East 320 feet to place of beginning;
EXCEPT South 977.36 feet thereof;
AND EXCEPT a strip 35 feet in width along the North line for street purposes as excepted in deed executed by Grace N. Catton, recorded October 18, 1919 under Recording No. 539586;

Situate in the City of Tacoma, County of Pierce, State of Washington.

PARCEL C:


Beginning at a point on the South line of Section 30, Township 20 North, Range 3 East of the W.M., 794 feet West of the Southeast corner of the Southeast 1/4 of the Southwest 1/4 of said Section 30; thence West along the South of Section 30, 526 feet to the Southeast corner of Lot 4 in said Section 30;
thence North along the East line of Lot 4, 936.6 feet;
thence East at right angles, 346 feet;
thence South 280 feet;
thence East 180 feet;
thence South 652.1 feet to the point of beginning;

EXCEPTING therefrom the right of way granted to the Tacoma Light and Water Company;

EXCEPT that portion lying Northwesterly of said right of way of Tacoma Light and Water Company;

Situate in the City of Tacoma, County of Pierce, State of Washington.



PARCEL D:

That part of the following described land lying Southerly of Flume line right of way:

Beginning on the South line of SQUIRE'S SUBDIVISION at center of Lawrence Street in the Southwest 1/4 of Section 30, Township 20 North, Range 3 East of the Willamette Meridian;
thence South 380.9 feet;
thence East 490 feet;
thence South 280 feet;
thence East 180 feet;
thence North 660.9 feet to South line of Squire's Subdivision;
thence West 670 feet to point of beginning;

Situate in the City of Tacoma, County of Pierce, State of Washington.

Schedule B - Section 2 (continued)                              Order No. 381754
Special Exceptions

15.   Easement and the conditions contained therein:
      Recorded:             NOVEMBER 7, 1945
      Auditor's NO.:        1386010
      In favor of:          CITY OF TACOMA
      For:     ELECTRIC LINE AND ACCESS
      Affects:              a portion of Parcel "B"

16.   Easement and the conditions contained therein:

      Recorded:             JANUARY 4, 1951
      Auditor's No.:        1581035
      In favor of:          THE TOWN OF FIRCREST, A MUNICIPAL CORPORATION
      For:     WATER MAINS AND/OR WATER PIPE LINES
      Affects:              NORTHERLY PORTION OF PARCEL "A"

17.   Easement and the conditions contained therein:
      Recorded:             JUNE 1, 1951
      Auditor's No.:        1595791
      In favor of:          TOWN OF FIRCREST
      For:     WATER PIPE LINES AND ELECTRIC POWER LINES
      Affects:              NORTHERLY 30 FEET OF THE WESTERLY PORTION OF PARCEL
                            "A"
18.   Easement and the conditions contained therein:
      Recorded:             MAY 19, 1964
      Auditor's No.:        2055777
      In favor of:          CITY OF TACOMA
      For:     WIRES AND EQUIPMENT
      Affects:              SOUTHEASTERLY PORTION OF PARCEL "A"

19. Right to make necessary slopes for cuts or fills upon said premises for ORCHARD STREET as granted by Deed recorded SEPTEMBER 15, 1972 under Auditor's No. 2464956.

20. A record of survey recorded September 11, 1986 under Auditor's No. 8609110395, said Survey discloses the following matters:

      APPARENT ENCROACHMENT OF A FENCE ONTO THE EASTERLY 3.4 FEET OF PARCEL 0220122002

21.   Easement and the conditions contained therein:
      Recorded:             SEPTEMBER 25, 1987
      Auditor's No.:        8709250438
      In favor of:          CITY OF TACOMA
      For:     INSTALL AND MAINTAIN WATER MAINS AND APPURTENANCES
      Affects:              THE WEST 20 FEET of PARCEL "A"

Schedule B - Section 2 (continued)                              Order No. 381754
Special Exceptions

22.   Easement and the conditions contained therein:
      Recorded:             JULY 8, 1988
      Auditor's No.:        8807080118
      In favor of:          CITY OF TACOMA
      For:     CONSTRUCT AND MAINTAIN WATER MAINS AND ALL APPURTENANT EQUIPMENT
      Affects:              REFER TO SAID INSTRUMENT FOR THE EXACT LOCATION

      Said instrument is a re-record of Auditor's No. 8806230224.

23. Right of Pierce County to make necessary slopes for cuts or fills upon said premises for BANTZ BOULEVARD, acquired by Condemnation Decree entered in Pierce County Superior Court Cause No. 89-2-03557-5.

NOTE #1: In the event this transaction fails to close, a cancellation fee will be charged for services rendered in accordance with our rate schedule.

                                                              ORDER NO. 96-08680


                                      SCHEDULE B

EXCEPTIONS: Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the company.

A.    Standard exceptions set forth on the inside back cover.

B. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

C. Instruments necessary to create the estate or interest to be properly executed, delivered and duly filed for record.

1. Real Estate Excise tax pursuant to the authority of RCW Chapter 82.45 and subsequent amendments thereto.

      As of the date herein, the tax rate for said property is 1.78%.


                                     (continued)
                                         -1-

SCHEDULE B (continued)                                        ORDER NO. 96-08680



3. NOTICE OF TAP OR CONNECTION CHARGES WHICH HAVE BEEN OR WILL BE LEVIED AGAINST THE LAND AS DISCLOSED BY RECORDED INSTRUMENT. INQUIRIES REGARDING THE SPECIFIC AMOUNT OF THE CHARGES SHOULD BE MADE TO THE CITY/COUNTY/AGENCY.

      CITY/COUNTY/AGENCY:                   City of Tacoma
      RECORDING NO.:                        2864651

4.    EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

      GRANTEE:                              TACOMA RAILWAY AND POWER COMPANY
      PURPOSE:                              Transmission line
      AREA AFFECTED:                        A portion of Parcel A
      RECORDED:                             August 16, 1906
      RECORDING NO.:                        219253

S.    EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

      DISCLOSED BY:                         Instrument recorded under Recording
                                            No. 1671846
      PURPOSE:                              Road purposes and ingress and
                                            egress
      AREA AFFECTED:                        A portion of Parcel B

6.    EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

      GRANTEE:                              THE PACIFIC TELEPHONE AND TELEGRAPH
                                            COMPANY
      PURPOSE:                              Pole line
      AREA AFFECTED:                        A portion of Parcel A
      RECORJDING NO.:                       1681927

7.    EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

      GRANTEE:                              PUGET SOUND POWER & LIGHT COMPANY,
                                            a Washington corporation
      PURPOSE:                              Perpetual easement
      AREA AFFECTED:                        A portion of Parcel A
      RECORDED:                             JANUARY 15, 1985
      RECORDING NO.:                        8501150207


                                     (continued)
                                         -2-

SCHEDULE B (continued)                                        ORDER NO. 96-08680



NOTE 1:
We find no corporation under the name of ATLANTIC SEABOARD REALTY on the list of active corporations in the office of the Secretary of State. If it is an unincorporated association, title to real property so acquired cannot be insured. The forthcoming deed or contract must run to a legal entity.



NOTE 2:
The above captioned description may be incorrect, because the application for title insurance contained only an address and/or Parcel No. Prior to closing, all parties to the transaction must verify the legal description. If further changes are necessary, notify the Company well before closing so that those changes can be reviewed. Closing instructions must indicate that the legal description has been reviewed and approved by all parties.



                                  END OF EXCEPTIONS


INVESTIGATION SHOULD BE MADE TO DETERMINE IF THERE ARE ANY SERVICE, INSTALLATION, MAINTENANCE OR CONSTRUCTION CHARGES FOR SEWER, WATER OR ELECTRICITY, GARBAGE COLLECTION OR DISPOSAL OR OTHER UTILITIES.

IN THE EVENT THIS TRANSACTION FAILS TO CLOSE, A CANCELLATION FEE WILL BE CHARGED FOR SERVICES RENDERED IN ACCORDANCE WITH OUR RATE SCHEDULE.



enclosures:
sketch
vesting deed
exception(s)

TMM/SM

4+2cc: addressee

                                                              ORDER NO. 96-08681


                                      SCHEDULE B

EXCEPTIONS: Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the company.

A.    Standard exceptions set forth on the inside back cover.

B. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

C. Instruments necessary to create the estate or interest to be properly executed, delivered and duly filed for record.

1. Real Estate Excise Tax pursuant to the authority of RCW Chapter 82.45 and subsequent amendments thereto.

      As of the date herein, the tax rate for said property is 1.78%.

2. LOCAL IMPROVEMENT ASSESSMENTS, IF ANY, LEVIED BY TACOMA; A REPORT OF WHICH WILL FOLLOW.

3. NOTICE OF TAP OR CONNECTION CHARGES WHICH HAVE BEEN OR WILL BE LEVIED AGAINST THE LAND AS DISCLOSED BY RECORDED INSTRUMENT. INQUIRIES REGARDING THE SPECIFIC AMOUNT OF THE CHARGES SHOULD BE MADE TO THE CITY/COUNTY/AGENCY.

      CITY/COUNTY/ACENCY:                   City of Tacoma
      RECORDING NO.:                        2864651


                                     (continued)
                                         -1-

SCHEDULE B (continued)                                        ORDER NO. 96-08681


4. Lack of a recorded means of ingress or egress to a public road from said property. It is assumed that there exists a valid and subsisting easement for that purpose over adjoining properties, but the Company does not insure against any rights based on a contrary state of facts.

5. The land described in this commitment appears to be residential in nature and may be subject to the provisions of R.C.W.6.13.060 provided the land is occupied as a homestead. If the land is occupied as a homestead, all instruments conveying or encumbering the land must be executed by each spouse, individually, or by an attorney-in-fact.



      NOTE 1:
      We find no corporation under the name of ATLANTIC SEABOARD REALTY on the list of active corporations in the office of the Secretary of State. If it is an unincorporated association, title to real property so acquired cannot be insured. The forthcoming deed or contract must run to a legal entity.

      NOTE 2:
      The County Tax Rolls disclose the current assessed valuations as follows:

      Land:                            $9,500.00
      Improvements:                        $0.00
      Total:                           $9,500.00

      NOTE 3:
      The above captioned description may be incorrect, because the application for title insurance contained only an address and/or Parcel No. Prior to closing, all parties to the transaction must verify the legal description. If further changes are necessary, notify the Company well before closing so that those changes can be reviewed. Closing instructions must indicate that the legal description has been reviewed and approved by all parties.

                                  END OF EXCEPTIONS

      INVESTIGATION SHOULD BE MADE TO DETERMINE IF THERE ARE ANY SERVICE, INSTALLATION, MAINTENANCE OR CONSTRUCTION CHARGES FOR SEWER, WATER OR ELECTRICITY, GARBAGE COLLECTION OR DISPOSAL OR OTHER UTILITIES.

      IN THE EVENT THIS TRANSACTION FAILS TO CLOSE, A CANCELLATION FEE WILL BE CHARGED FOR SERVICES RENDERED IN ACCORDANCE WITH OUR RATE SCHEDULE.

      enclosures:
      sketch
      vesting deed
      exception(s)
      TMM/SM
      4+2cc: addressee

                                                              ORDER NO. 96-08682


                                      SCHEDULE B

EXCEPTIONS: Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the company.

A.    Standard exceptions set forth on the inside back cover.

B. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

C. Instruments necessary to create the estate or interest to be properly executed, delivered and duly filed for record.

1. Real Estate Excise Tax pursuant to the authority of RCW Chapter 82.45 and subsequent amendments thereto.

      As of the date herein, the tax rate for said property is 1.78%.



3. LOCAL IMPROVEMENT ASSESSMENTS, IF ANY, LEVIED BY TACOMA; A REPORT OF WHICH WILL FOLLOW.

4. NOTICE OF TAP OR CONNECTION CHARGES WHICH HAVE BEEN OR WILL BE LEVIED AGAINST THE LAND AS DISCLOSED DY RECORDED INSTRUMENT. INQUIRIES REGARDING THE SPECIFIC AMOUNT OF THE CHARGES SHOULD BE MADE TO THE CITY/COUNTY/AGENCY.

      CITY/COUNTY/AGENCY:                   City of Tacoma
      RECORDING NO.:                        2864651

                                     (continued)
                                         -1-

SCHEDULE B (continued)                                        ORDER NO. 96-08682




5.    EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

      GRANTEE:                              CITY OF TACOMA
      PURPOSE:                              Sewer
      AREA AFFECTED:                        A portion of said promises
      RECORDED:                             JUNE 18, 1965
      RECORDING NO.:                        2105401

6.    EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

      GRANTEE:                              PUGET SOUND POWER AND LIGHT COMPANY
      PURPOSE:                              Electrical transmission and/or
                                            distribution lines and
                                            appurtenances
      AREA AFFECTED:                        A portion of said premises
      RECORDED:                             OCTOBER 18, 1984
      RECORDING No.:                        8410180132

7. Lack of a recorded means of ingress or egress to a public road from said property. It is assumed that there exists a valid and subsisting easement for that purpose over adjoining properties, but the Company does not insure against any rights based on a contrary state of facts.

8. The land described in this commitment appears to be residential in nature and may be subject to the provisions of R.C.W.6.13.060 provided the land is occupied as a homestead. If the land is occupied as a homestead, all instruments conveying or encumbering the land must be executed by each spouse, individually, or by an attorney-in-fact.



      NOTE 1:

      We find no corporation under the name of ATLANTIC SEABOARD REALTY on the list of active corporations in the office of the Secretary of State. If it is an unincorporated association, title to real property so acquired cannot be insured. The forthcoming deed or contract must run to a legal entity.


                                     (continued)
                                         -2-

SCHEDULE B (continued)                                        ORDER NO. 96-08682



NOTE 2:
The above captioned description may be incorrect, because the application for title insurance contained only an address and/or Parcel No. Prior to closing, all parties to the transaction must verify the legal description. If further changes are necessary, notify the Company well before closing so that those changes can be reviewed. Closing instructions must indicate that the legal description has been reviewed and approved by all parties.



                                  END OF EXCEPTIONS


INVESTIGATION SHOULD BE MADE TO DETERMINE IF THERE ARE ANY SERVICE, INSTALLATION, MAINTENANCE OR C0NSTRUCTION CHARGES FOR SEWER, WATER OR ELECTRICITY, GARBAGE COLLECTION OR DISPOSAL OR OTHER UTILITIES.

IN THE EVENT THIS TRANSACTION FAILS TO CLOSE, A CANCELLATION FEE WILL BE CHARGED FOR SERVICES RENDERED IN ACCORDANCE WITH OUR RATE SCHEDULE.



enclosures:
sketch
vesting deed
exception(s)

TMM/SM

4+2cc: addressee